                ================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               SEPTEMBER 17, 1998


                     AAMES CAPITAL CORPORATION ON BEHALF OF
                           AAMES MORTGAGE TRUST 1998-C
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                    333-46893-01             95-4438859
----------------------------           -----------            -----------------
(State or other jurisdiction           (Commission            (I.R.S.  employer
      of incorporation)                file number)          identification no.)


350 SOUTH GRAND AVENUE, 52ND FLOOR
    LOS ANGELES, CALIFORNIA                                         90071
-----------------------------------------                        ----------
(Address of principal executive offices)                         (ZIP Code)


                                 (213) 210-5000
               --------------------------------------------------
               Registrant's telephone number, including area code


                                       NA
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




                ================================================

         Item 5.  Other Events

         Attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by NationsBanc Montgomery Securities LLC, as representative of the several underwriters (collectively, the "Underwriters"), in respect to Aames Mortgage Trust 1998-C Mortgage Pass-Through Certificates, Series 1998-C, Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-1A and Class A-2A (the "Certificates"). The Certificates will be offered pursuant to a Prospectus Supplement, to be dated on or about September 21, 1998, and a Prospectus to be dated on or about April 20, 1998 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus") to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-46893-01) (the "Registration Statement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Prospectus.

         The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate (other than providing to the Underwriters the background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

         Any statements or information contained in these Computational Materials shall be deemed to be modified or superseded for the purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

          Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               99.1 Price to Yield Table for Class A-2F Certificates*

               99.2 Price to Yield Table for Class A-5F Certificates*

               *Filed under cover of Form SE

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AAMES CAPITAL CORPORATION


                                          By:  /s/ Joseph Magnus
                                               ------------------------
                                               Joseph Magnus
                                               Executive Vice President


Dated:  September 17, 1998

                                  EXHIBIT INDEX


Exhibit No.              Description of Exhibit
-----------              ----------------------
  99.1          Price to Yield Table for Class A-2F Certificates*

  99.2          Price to Yield Table for Class A-5F Certificates*


     *Filed under cover of Form SE